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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act Of 1934


        Date Of Report (Date Of Earliest Event Reported): April 20, 2005


                        FINANCIAL ASSET SECURITIES CORP.

            ((AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 2005, PROVIDING FOR THE ISSUANCE OF
                   FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF4
                   ASSET-BACKED CERTIFICATES, SERIES 2005-FF4)


                        FINANCIAL ASSET SECURITIES CORP.
                        --------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)
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          Delaware                 333-121661-11                06-1442101
------------------------------ ---------------------- --------------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)          Identification Number)

            600 Steamboat Road
          Greenwich, Connecticut                       06830
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 (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 2- Completion of Acquisition and Disposition of Assets

Item 2.01. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

     On April 28, 2005, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2005-FF4, Asset-Backed Certificates, Series 2005-FF4 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), National City Home Loan Services, Inc. as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of twenty classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class II-A1 Certificates", "Class II-A2 Certificates", "Class II-A3 Certificates", "Class II-A4 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate Stated Principal Balance of $759,689,248 and any amounts in the Prefunding Accounts as of April 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated April 20, 2005, between Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class I-A1 Certificates, Class II-A1 Certificates, Class II-A2 Certificates, Class II-A3 Certificates, Class II-A4 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class R Certificates, and Class R-X Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated April 20, 2005 (the "Underwriting Agreement") among the Depositor and the Underwriter.



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     The Certificates have the following initial Certificate Balances and
Pass-Through Rates:


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                           INITIAL CERTIFICATE
       CLASS                PRINCIPAL BALANCE            PASS-THROUGH RATE
-------------------------------------------------------------------------------
        I-A1                $    713,502,000                 Variable
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       II-A1                $     91,800,000                 Variable
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       II-A2                $     85,330,000                 Variable
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       II-A3                $     92,580,000                 Variable
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       II-A4                $     35,513,000                 Variable
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        M-1                 $     66,938,000                 Variable
-------------------------------------------------------------------------------
        M-2                 $     33,788,000                 Variable
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        M-3                 $     23,588,000                 Variable
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        M-4                 $     22,950,000                 Variable
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        M-5                 $     23,588,000                 Variable
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        M-6                 $     16,575,000                 Variable
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        M-7                 $     15,300,000                 Variable
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        M-8                 $     14,663,000                 Variable
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        M-9                 $     12,113,000                 Variable
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        B-1                 $      9,563,000                 Variable
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        B-2                 $     10,834,000                 Variable
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         C                  $      6,374,900                   N/A
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         P                  $            100                   N/A
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         R                         100%                        N/A
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        R-X                        100%                        N/A
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          The Certificates, other than the Class B-1 Certificates, the Class B-2
Certificates, the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated February 22, 2005 and the Prospectus Supplement, dated April 20, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1 Certificates, the Class B-2 Certificates, the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 FINANCIAL STATEMENTS

             (a) Not applicable

             (b) Not applicable

             (c) Exhibits



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EXHIBIT NO.                              DESCRIPTION
----------                               -----------

    4.1 Pooling and Servicing Agreement, dated as of April 1, 2005, by and among Financial Asset Securities Corp. as Depositor, National City Home Loan Services, Inc. and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-FF4 Certificates.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 13, 2005

                                      FINANCIAL ASSET SECURITIES CORP.


                                      By:     /S/ FRANK SKIBO
                                           ----------------------------
                                      Name:   Frank Skibo
                                      Title: Managing Director


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                                INDEX TO EXHIBITS


                                                                  Sequentially
EXHIBIT NO.                  DESCRIPTION                          NUMBERED PAGE
-----------                  -----------                          -------------

    4.1       Pooling and Servicing Agreement, dated as of              7
              April 1, 2005, by and among Financial Asset
              Securities Corp. as Depositor, National City
              Home Loan Services, Inc. as servicer and
              Deutsche Bank National Trust Company as
              Trustee, relating to the Series 2005-FF4
              Certificates.


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                                   Exhibit 4.1